Exhibit 99.1
FOR IMMEDIATE RELEASE
GROUP 1 AUTOMOTIVE REPORTS STRONG THIRD-QUARTER EARNINGS RESULTS DESPITE ONGOING JAPANESE-BRAND VEHICLE SUPPLY SHORTAGES
HOUSTON, Oct. 25, 2011 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, today reported a third-quarter adjusted net income increase of 23.6 percent to $23.8 million, or $1.04 per diluted share, for the period ended Sept. 30, 2011. This compares to adjusted net income of $19.3 million, or $0.84 per diluted share, for the third quarter of 2010. Including the $2.3 million net after-tax adjustments for non-cash asset impairment charges shown in the attached reconciliation table, net income for the third quarter of 2011 was $21.5 million, or $0.94 per diluted share.
Third-Quarter Highlights
•	Total revenues increased 7.4 percent, to $1.6 billion, from the prior-year period.

•	Total gross profit grew 8.7 percent to $248.8 million.

•	New vehicle gross profit grew 19.3 percent on 4.9 percent higher revenues, as unit sales fell 2.3 percent.

•	Retail used vehicle gross profit increased 4.9 percent on 10.7 percent higher revenues, as gross profit per retail unit remained relatively flat.

•	Parts and service revenues increased 7.0 percent, reflecting increases in wholesale, customer-pay and collision segments of the business.

•	Record-setting finance and insurance gross profit of $1,156 per retail unit.

•	Selling, general and administrative expense as a percent of gross profit was 75.7 percent, reflecting continued leverage from cost reduction actions.

•	Same-store operating margin (adjusted) improved to 3.5 percent on higher gross profit.

•	Earnings per diluted share (adjusted) of $1.04.
“We are pleased to deliver another record-setting quarter, with growth in every segment of the business,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “Despite the challenges of the overall economy and continuing inventory shortages in key brands, such as Toyota and Honda, we generated excellent profit growth. This was possible due to a well-balanced performance in all of our businesses with a note-worthy all-time record in our finance and insurance business.”
Year-to-Date Results
On a same-store basis, Group 1 reported 6.3 percent growth in gross profit on 6.7 percent higher revenues, reflecting increases in all operating segments from the prior year. Same-store new vehicle gross profit grew 14.4 percent on 6.5 percent higher revenues; used vehicle gross profit was 4.6 percent higher on an 8.5 percent revenue increase; finance and insurance revenues increased 11.8 percent on 1.3 percent more retail unit sales; and, parts and service revenues were 3.2 percent higher. Selling, general and administrative expenses as a percent of revenues improved 30 basis points to 12.3 percent, as expenses grew at a slower pace than revenues.
Share Repurchases
During the third quarter, Group 1 repurchased 976,701 shares of its common stock at an average price of $37.63. As of Sept. 30, $16.7 million remained under a board authorized $50.0 million share repurchase program.
Corporate Development Update
As previously announced on Oct. 11, Group 1 acquired Buick, Cadillac, Fiat, GMC and Volkswagen

Group 1 Automotive, Inc.
franchises that are expected to generate $188.0 million in total estimated annualized revenues. Year to date, the company has acquired 13 franchises estimated to generate $528.0 million in annualized revenues including the third-quarter acquisitions.
Third-Quarter Earnings Conference Call
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the third-quarter financial results and the company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/news/events.aspx. A replay will be available for 30 days.
The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:
Domestic: 1.877.317.6789
International: 1.412.317.6789
Conference ID: 10004929
A telephonic replay will be available following the call through Nov. 2 at 9 a.m. ET by dialing:
Domestic: 1.877.344.7529
International: 1.412.317.0088
Conference ID: 10004929
About Group 1 Automotive, Inc.
Group 1 owns and operates 108 automotive dealerships, 140 franchises, and 27 collision centers in the United States and the United Kingdom that offer 31 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related vehicle financing, service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 Automotive can be reached on the Internet at www.group1auto.com.
This press release contains “forward-looking statements,” which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “may” or “will” and similar expressions. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. These factors, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K under the headings “Business—Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook, whether as a result of new information, future developments or otherwise, except as may be required by law.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Kim Paper Canning
Manager, Investor Relations
Group 1 Automotive Inc.
713-647-5741 | kpaper@group1auto.com

Group 1 Automotive, Inc.
Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations and Public Affairs
Group 1 Automotive Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	% Change	2011	2010	% Change
REVENUES:
New vehicle retail sales	$862,660	$822,121	4.9%	$2,457,255	$2,254,093	9.0%
Used vehicle retail sales	377,115	340,625	10.7	1,053,609	960,376	9.7
Used vehicle wholesale sales	69,051	58,463	18.1	191,609	156,653	22.3
Parts and service	210,067	196,264	7.0	609,108	575,762	5.8
Finance and insurance	51,496	44,282	16.3	142,255	124,533	14.2

Total revenues	1,570,389	1,461,755	7.4	4,453,836	4,071,417	9.4

COST OF SALES:
New vehicle retail sales	806,498	775,046	4.1	2,304,057	2,122,533	8.6
Used vehicle retail sales	345,048	310,055	11.3	958,094	870,823	10.0
Used vehicle wholesale sales	69,254	58,158	19.1	187,651	153,565	22.2
Parts and service	100,836	89,657	12.5	289,295	264,484	9.4

Total cost of sales	1,321,636	1,232,916	7.2	3,739,097	3,411,405	9.6

GROSS PROFIT	248,753	228,839	8.7	714,739	660,012	8.3

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	188,185	173,925	8.2	547,120	522,796	4.7
DEPRECIATION AND AMORTIZATION EXPENSE	6,845	6,772	1.1	19,881	19,936	(0.3)
ASSET IMPAIRMENTS	3,644	1,639	122.3	4,008	3,121	28.4

OPERATING INCOME	50,079	46,503	7.7	143,730	114,159	25.9

OTHER EXPENSE:
Floorplan interest expense	(6,964)	(9,021)	(22.8)	(20,245)	(25,220)	(19.7)
Other interest expense, net	(8,644)	(6,894)	25.4	(24,811)	(20,265)	22.4
Loss on redemption of long-term debt	—	—	—	—	(3,872)	(100.0)

INCOME BEFORE INCOME TAXES	34,471	30,588	12.7	98,674	64,802	52.3

PROVISION FOR INCOME TAXES	(12,977)	(11,603)	11.8	(37,135)	(25,067)	48.1

NET INCOME	$21,494	$18,985	13.2%	$61,539	$39,735	54.9%

DILUTED INCOME PER SHARE	$0.94	$0.83	13.3%	$2.67	$1.70	57.1%

Weighted average dilutive shares outstanding	22,778	22,926	(0.6)%	23,073	23,414	(1.5)%
Dilutive shares outstanding, net of treasury stock, at September 30	21,920	22,860	(4.1)%	21,920	22,860	(4.1)%

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)

	September 30,	December 31,
	2011	2010	% Change
	(Unaudited)
ASSETS:

CURRENT ASSETS:
Cash and cash equivalents	$11,300	$19,843	(43.1)%
Contracts in transit and vehicle receivables, net	100,246	113,846	(11.9)
Accounts and notes receivable, net	71,496	75,623	(5.5)
Inventories	719,677	777,771	(7.5)
Deferred income taxes	16,482	14,819	11.2
Prepaid expenses and other current assets	18,232	17,332	5.2

Total current assets	937,433	1,019,234	(8.0)
PROPERTY AND EQUIPMENT, net	550,908	506,288	8.8
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	693,305	666,656	4.0
OTHER ASSETS	13,656	9,786	39.5

Total assets	$2,195,302	$2,201,964	(0.3)%

LIABILITIES AND STOCKHOLDERS’ EQUITY:

CURRENT LIABILITIES:
Floorplan notes payable — credit facility	$553,871	$690,051	(19.7)%
Offset account related to floorplan notes payable — credit facility	(116,819)	(129,211)	(9.6)
Floorplan notes payable — manufacturer affiliates	122,358	103,345	18.4
Current maturities of long-term debt	14,003	53,189	(73.7)
Current liabilities from interest rate risk management activities	7,656	1,098	597.3
Accounts payable	128,490	92,799	38.5
Accrued expenses	92,360	83,663	10.4

Total current liabilities	801,919	894,934	(10.4)
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $182,753 at September 30, 2011 and December 31, 2010)	143,228	138,155	3.7
3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $115,000 at September 30, 2011 and December 31, 2010)	76,617	74,365	3.0
MORTGAGE FACILITY, net of current maturities	39,405	—	100.0
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	176,275	161,611	9.1
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	37,668	38,819	(3.0)
DEFERRED INCOME TAXES	70,929	58,970	20.3
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	25,112	16,426	52.9
OTHER LIABILITIES	33,252	31,036	7.1
DEFERRED REVENUES	2,133	3,280	(35.0)

STOCKHOLDERS’ EQUITY:
Common stock	262	261	0.4
Additional paid-in capital	368,776	363,966	1.3
Retained earnings	573,120	519,843	10.2
Accumulated other comprehensive loss	(27,986)	(18,755)	49.2
Treasury stock	(125,408)	(80,947)	54.9

Total stockholders’ equity	788,764	784,368	0.6

Total liabilities and stockholders’ equity	$2,195,302	$2,201,964	(0.3)%

Group 1 Automotive, Inc.
Consolidated Statements of Adjusted Cash Flows from Operating Activities
(Unaudited)
(In thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	% Change	2011	2010	% Change
Net income	$21,494	$18,985	13.2%	$61,539	$39,735	54.9%
Adjustments to reconcile net income to net cash provided by operating activities:
Asset impairments	3,644	1,639	122.3	4,008	3,121	28.4
Depreciation and amortization	6,845	6,772	1.1	19,881	19,936	(0.3)
Deferred income taxes	2,170	10,062	(78.4)	16,280	22,224	(26.7)
Loss on redemption of long-term debt	—	—	—	—	3,872	(100.0)
(Gain) loss on disposition of assets and franchise	(181)	(1,282)	(85.9)	(967)	3,170	(130.5)
Stock-based compensation	2,775	2,329	19.1	8,333	7,505	11.0
Amortization of debt discount and issue costs	3,023	2,379	27.1	8,871	6,336	40.0
Other	87	416	(79.1)	(15)	854	(101.8)
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Accounts payable and accrued expenses	14,833	(6,075)	344.2	39,722	9,624	312.7
Accounts and notes receivable	(55)	1,572	(103.5)	3,908	(4,747)	182.3
Inventories	58,901	(58,570)	200.6	111,704	(152,947)	173.0
Contracts-in-transit and vehicle receivables	5,398	18,893	(71.4)	13,525	(5,888)	329.7
Prepaid expenses and other assets	(4,477)	5,266	(185.0)	(3,454)	7,060	(148.9)
Floorplan notes payable — credit facility (1)	(83,371)	52,865	(257.7)	(156,657)	160,080	(197.9)
Floorplan notes payable — manufacturer affiliates (2)	(13,416)	2,296	(684.3)	(7,550)	(12,491)	(39.6)
Deferred revenues	(297)	(816)	(63.6)	(1,245)	(1,759)	(29.2)

Adjusted net cash provided by operating activities	$17,373	$56,731	(69.4)%	$117,883	$105,685	11.5%

(1)	Excludes net acquisition/(disposition) related activity of $20,476 and $4,729 for the nine months ended September 30, 2011 and 2010, respectively.

(2)	Excludes net acquisition/(disposition) related activity of $26,578 and $2,210 for the nine months ended September 30, 2011 and 2010, respectively.

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2011	2010	2011	2010
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	11.2%	14.6%	11.6%	14.8%
	New Jersey	4.8	6.1	5.5	6.5
	New York	3.5	3.7	3.7	3.8
	Georgia	3.1	4.1	3.5	3.9
	New Hampshire	2.8	4.0	3.1	4.2
	Louisiana	2.7	3.3	3.0	3.1
	Mississippi	2.0	1.7	2.0	1.7
	South Carolina	1.4	1.6	1.4	1.1
	Alabama	1.4	1.2	1.2	1.3
	Maryland	0.7	0.8	0.8	0.8
	Florida	0.7	0.8	0.7	1.4

		34.3	41.9	36.5	42.6

West	Texas	38.2	30.9	34.9	30.8
	California	12.9	14.0	14.0	13.4
	Oklahoma	8.5	7.7	8.3	7.9
	Kansas	0.9	0.8	1.0	0.9

		60.5	53.4	58.2	53.0

International	United Kingdom	5.2	4.7	5.3	4.4

		100.0%	100.0%	100.0%	100.0%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		28.7%	36.5%	30.6%	35.5%
Nissan/Infiniti		15.2	14.1	14.0	14.6
BMW/MINI		13.1	11.9	13.2	11.3
Ford		10.1	7.2	8.5	8.0
Honda/Acura		9.3	11.8	11.1	12.2
GM		6.2	3.9	5.3	4.0
Daimler		5.0	5.7	5.5	5.6
Chrysler		5.0	3.0	4.5	2.9
Other		7.4	5.9	7.3	5.9

		100.0%	100.0%	100.0%	100.0%

NEW VEHICLE UNIT SALES OTHER MIX:
Import		52.1%	58.8%	54.3%	58.3%
Luxury		26.7	27.1	27.6	27.0
Domestic		21.2	14.1	18.1	14.7

		100.0%	100.0%	100.0%	100.0%

Car		53.5%	59.4%	55.1%	58.8%
Truck		46.5	40.6	44.9	41.2

		100.0%	100.0%	100.0%	100.0%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	%Change	2011	2010	%Change
REVENUES:
New vehicle retail sales	$862,660	$822,121	4.9%	$2,457,255	$2,254,093	9.0%
Used vehicle retail sales	377,115	340,625	10.7	1,053,609	960,376	9.7
Used vehicle wholesale sales	69,051	58,463	18.1	191,609	156,653	22.3

Total used	446,166	399,088	11.8	1,245,218	1,117,029	11.5
Parts and service	210,067	196,264	7.0	609,108	575,762	5.8
Finance and insurance	51,496	44,282	16.3	142,255	124,533	14.2

Total	$1,570,389	$1,461,755	7.4%	$4,453,836	$4,071,417	9.4%

GROSS MARGIN:
New vehicle retail sales	6.5%	5.7%		6.2%	5.8%
Used vehicle retail sales	8.5	9.0		9.1	9.3
Used vehicle wholesale sales	(0.3)	0.5		2.1	2.0
Total used	7.1	7.7		8.0	8.3
Parts and service	52.0	54.3		52.5	54.1
Finance and insurance	100.0	100.0		100.0	100.0
Total	15.8%	15.7%		16.0%	16.2%

GROSS PROFIT:
New vehicle retail sales	$56,162	$47,075	19.3%	$153,198	$131,560	16.4%
Used vehicle retail sales	32,067	30,570	4.9	95,515	89,553	6.7
Used vehicle wholesale sales	(203)	305	(166.6)	3,958	3,088	28.2

Total used	31,864	30,875	3.2	99,473	92,641	7.4
Parts and service	109,231	106,607	2.5	319,813	311,278	2.7
Finance and insurance	51,496	44,282	16.3	142,255	124,533	14.2

Total	$248,753	$228,839	8.7%	$714,739	$660,012	8.3%

UNITS SOLD:
Retail new vehicles sold	25,777	26,396	(2.3)%	74,578	72,128	3.4%

Retail used vehicles sold	18,770	17,601	6.6	52,700	50,230	4.9
Wholesale used vehicles sold	9,697	9,308	4.2	27,246	24,716	10.2

Total used	28,467	26,909	5.8%	79,946	74,946	6.7%

AVERAGE SALES PRICE:
New vehicle retail	$33,466	$31,146	7.4%	$32,949	$31,251	5.4%
Used vehicle retail	$20,091	$19,353	3.8%	$19,993	$19,120	4.6%

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,179	$1,783	22.2%	$2,054	$1,824	12.6%
Used vehicle retail sales	1,708	1,737	(1.7)	1,812	1,783	1.6
Used vehicle wholesale sales	(21)	33	(163.6)	145	125	16.0
Total used	1,119	1,147	(2.4)	1,244	1,236	0.6
Finance and insurance (per retail unit)	$1,156	$1,006	14.9%	$1,118	$1,018	9.8%

OTHER (1):
SG&A expenses	$188,185	$175,225	7.4%	$547,120	$518,481	5.5%
SG&A as % revenues	12.0%	12.0%		12.3%	12.7%
SG&A as % gross profit	75.7%	76.6%		76.5%	78.6%
Operating margin	3.4%	3.2%		3.3%	3.0%
Pretax margin	2.4%	2.1%		2.3%	1.9%

FLOORPLAN EXPENSE:
Floorplan interest	$(6,964)	$(9,021)	(22.8)%	$(20,245)	$(25,220)	(19.7)%
Floorplan assistance	6,740	6,512	3.5	18,836	17,836	5.6

Net floorplan expense	$(224)	$(2,509)	(91.1)%	$(1,409)	$(7,384)	(80.9)%

(1)	These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information — Same Store(1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	%Change	2011	2010	%Change
REVENUES:
New vehicle retail sales	$818,269	$818,645	(0.0)%	$2,369,672	$2,225,429	6.5%
Used vehicle retail sales	361,511	339,094	6.6	1,016,231	952,124	6.7
Used vehicle wholesale sales	66,018	58,140	13.6	184,630	154,188	19.7

Total used	427,529	397,234	7.6	1,200,861	1,106,312	8.5
Parts and service	199,744	195,416	2.2	584,251	566,294	3.2
Finance and insurance	48,913	44,107	10.9	137,759	123,194	11.8

Total	$1,494,455	$1,455,402	2.7%	$4,292,543	$4,021,229	6.7%

GROSS MARGIN:
New vehicle retail sales	6.6%	5.7%		6.3%	5.8%
Used vehicle retail sales	8.5	9.0		9.1	9.3
Used vehicle wholesale sales	(0.1)	0.6		2.2	2.1
Total used	7.1	7.7		8.0	8.3
Parts and service	52.8	54.3		53.1	54.2
Finance and insurance	100.0	100.0		100.0	100.0
Total	16.0%	15.7%		16.1%	16.2%

GROSS PROFIT:
New vehicle retail sales	$54,035	$46,832	15.4%	$148,692	$129,977	14.4%
Used vehicle retail sales	30,572	30,421	0.5	92,255	88,915	3.8
Used vehicle wholesale sales	(79)	358	(122.1)	4,096	3,211	27.6

Total used	30,493	30,779	(0.9)	96,351	92,126	4.6
Parts and service	105,453	106,136	(0.6)	310,431	306,756	1.2
Finance and insurance	48,913	44,107	10.9	137,759	123,194	11.8

Total	$238,894	$227,854	4.8%	$693,233	$652,053	6.3%

UNITS SOLD:
Retail new vehicles sold	24,427	26,298	(7.1)%	71,807	71,300	0.7%

Retail used vehicles sold	17,939	17,487	2.6	50,809	49,699	2.2
Wholesale used vehicles sold	9,222	9,264	(0.5)	26,210	24,415	7.4

Total used	27,161	26,751	1.5%	77,019	74,114	3.9%

AVERAGE SALES PRICE:
New vehicle retail	$33,499	$31,130	7.6%	$33,001	$31,212	5.7%
Used vehicle retail	$20,152	$19,391	3.9%	$20,001	$19,158	4.4%

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,212	$1,781	24.2%	$2,071	$1,823	13.6%
Used vehicle retail sales	1,704	1,740	(2.1)	1,816	1,789	1.5
Used vehicle wholesale sales	(9)	39	(123.1)	156	132	18.2
Total used	1,123	1,151	(2.4)	1,251	1,243	0.6
Finance and insurance (per retail unit)	$1,155	$1,007	14.7%	$1,123	$1,018	10.3%

OTHER:
SG&A expenses	$180,417	$173,389	4.1%	$528,971	$508,427	4.0%
SG&A as % revenues	12.1%	11.9%		12.3%	12.6%
SG&A as % gross profit	75.5%	76.1%		76.3%	78.0%
Operating margin (2)	3.5%	3.3%		3.4%	3.1%

FLOORPLAN EXPENSE:
Floorplan interest	$(6,606)	$(8,961)	(26.3)%	$(19,576)	$(24,884)	(21.3)%
Floorplan assistance	6,404	6,462	(0.9)	18,292	17,534	4.3

Net floorplan expense	$(202)	$(2,499)	(91.9)%	$(1,284)	$(7,350)	(82.5)%

(1)	Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.

(2)	These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	% Change	2011	2010	% Change
NET INCOME RECONCILIATION:
As reported	$21,494	$18,985	13.2%	$61,539	$39,735	54.9%
After-tax Adjustments:
Non-Cash asset impairment charges (2)	2,309	1,033		2,534	1,983
Loss on dealership dispositions (3)	—	—		—	3,698
Loss on debt redemption (4)	—	—		—	2,458
Severance costs related to UK-dealership acquisitions (5)	—	—		—	405
Gain on sale of real estate (6)	—	(761)			(761)

Adjusted net income (1)	$23,803	$19,257	23.6%	$64,073	$47,518	34.8%

DILUTED INCOME PER SHARE RECONCILIATION:
As reported	$0.94	$0.83	13.3%	$2.67	$1.70	57.1%
After-tax Adjustments:
Non-Cash asset impairment charges	0.10	0.04		0.11	0.08
Loss on dealership dispositions	—	—		—	0.15
Loss on debt redemption	—	—		—	0.10
Severance costs related to UK-dealership acquisitions	—	—		—	0.02
Gain on sale of real estate	—	(0.03)		—	(0.03)

Adjusted diluted income per share (1)	$1.04	$0.84	23.8%	$2.78	$2.02	37.6%

SG&A RECONCILIATION:
As reported	$188,185	$173,925	8.2%	$547,120	$522,796	4.7%
Pre-tax Adjustments:
Loss on dealership dispositions	—	—		—	(5,053)
Severance costs related to UK-dealership acquisitions	—	—		—	(562)
Gain on sale of real estate	—	1,300		—	1,300

Adjusted SG&A (1)	$188,185	$175,225	7.4%	$547,120	$518,481	5.5%

SG&A AS % REVENUES:
Unadjusted	12.0%	11.9%		12.3%	12.8%
Adjusted (1)	12.0%	12.0%		12.3%	12.7%

SG&A AS % OF GROSS PROFIT:
Unadjusted	75.7%	76.0%		76.5%	79.2%
Adjusted (1)	75.7%	76.6%		76.5%	78.6%

OPERATING MARGIN:
Unadjusted	3.2%	3.2%		3.2%	2.8%
Adjusted (1), (7)	3.4%	3.2%		3.3%	3.0%

SAME STORE OPERATING MARGIN:
Unadjusted	3.2%	3.2%		3.3%	3.0%
Adjusted (1), (9)	3.5%	3.3%		3.4%	3.1%

PRETAX MARGIN:
Unadjusted	2.2%	2.1%		2.2%	1.6%
Adjusted (1), (8)	2.4%	2.1%		2.3%	1.9%

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	%Change	2011	2010	%Change
CASH FLOWS FROM OPERATING ACTIVITIES RECONCILIATION:
Net cash provided by (used in) operating activities	$100,744	$3,866	2,505.9%	$301,118	$(52,185)	677.0%
Change in floorplan notes payable-credit facility, excluding floorplan offset account and net acquisition and disposition related activity	(83,371)	52,865		(156,657)	160,080
Change in floorplan notes payable-manufacturer affiliates associated with net acquisition and disposition related activity	—	—		(26,578)	(2,210)

Adjusted net cash provided by operating activities (1)	$17,373	$56,731	(69.4)%	$117,883	$105,685	11.5%

(1)	We believe that these adjusted financial measures are relevant and useful to investors because they provide additional information regarding the performance of our operations and improve period-to-period comparability. These measures are not measures of financial performance under GAAP. Accordingly, they should not be considered as substitutes for their unadjusted counterparts, which are prepared in accordance with GAAP. Although we find these non-GAAP results useful in evaluating the performance of our business, our reliance on these measures is limited because the adjustments often have a material impact on our financial statements calculated in accordance with GAAP. Therefore, we typically use these adjusted numbers in conjunction with our GAAP results to address these limitations.

(2)	Adjustments are net of tax benefit of $1,335 and $1,474 for the three and nine months ended September 30, 2011, respectively, and $606 and $1,138 for the three and nine months ended September 30, 2010 and are calculated utilizing the applicable federal and state tax rates for the adjustment.

(3)	Adjustment is net of tax benefit of $1,355 for the nine months ended September 30, 2010, and is calculated utilizing the applicable federal and state tax rates for the adjustment.

(4)	Adjustment is net of tax benefit of $1,414 for the nine months ended September 30, 2010, and is calculated utilizing the applicable federal and state tax rates for the adjustment.

(5)	Adjustment is net of a tax benefit of $157 for the nine months ended September 30, 2010 and is calculated utilizing the applicable UK corporate tax rate for the adjustment.

(6)	Adjustment is net of a tax provision of $539 for the three and nine months ended September 30, 2010 and is calculated utilizing the applicable federal and state tax rates for the adjustment.

(7)	Excludes the impact of non-cash asset impairment charges.

(8)	Excludes the impact of non-cash asset impairment charges, loss on dealership dispositions, loss on debt redemption, severance costs related to UK-dealership acquisitions and gain on sale of real estate.

(9)	Excludes the impact of Same Store non-cash asset impairment charges of $3,379 and $3,697 for the three and nine months ended September 30, 2011, respectively, and $1,639 and $1,902 for the three and nine months ended September 30, 2010. Adjusted Same Store operating income was $51,843 and $144,998 for the three and nine months ended September 30, 2011, respectively, and $47,833 and $124,413 for the three and nine months ended September 30, 2010.